Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in his capacity as an officer of LMP Automotive Holdings, Inc. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)  The Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 25, 2020

/s/ Bryan Silverstein
Bryan Silverstein
Chief Financial Officer
(principal financial officer and principle accounting officer)

A signed original of this written statement required by Section 906 has been provided to LMP Automotive Holdings, Inc. and will be retained by LMP Automotive Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.